--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 March 13, 1997

                   AMRESCO Residential Securities Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      333-8687            75-2620414
 ---------------------------------      ------------      -------------------
 (State or Other Jurisdiction of        (Commission        (I.R.S. Employer
         Incorporation)                 File Number)      Identification No.)

          700 North Pearl Street
            Suite 2400, LB #342
               Dallas, Texas                             75201-7424
-----------------------------------------------       ----------------
           (Address of Principal                          (Zip Code)
            Executive Offices)

        Registrant's telephone number, including area code (214) 953-7700
                                                           --------------

                                    No Change
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 5.  Other Events.

            In connection with the offering of AMRESCO Residential Securities Corporation Mortgage Loan Pass-Through Certificates, Series 1997-1, described in a Prospectus Supplement dated as of March 14, 1997, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)         Not applicable

(b)         Not applicable

(c)         Exhibits:

         99.1      Computational   Materials  of  Prudential   Securities  Inc.
                   relating  to  the  Offered Certificates.

         99.2 Computational Materials of CS First Boston relating to the Offered Certificates.

         99.3 Computational Materials of Morgan Stanley & Co. relating to the Offered Certificates.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMRESCO RESIDENTIAL SECURITIES CORPORATION, as Depositor

                                   By:    /s/ Ronald B. Kirkland
                                          ------------------------------------
                                          Name:   Ronald B. Kirkland
                                          Title:  Vice President and
                                                  Chief Accounting Officer

Dated:  March 14, 1997

                                  EXHIBIT INDEX

Exhibit No.   Description                                               Page No.

    99.1      Computational Materials of Prudential Securities
              Inc. relating to the Offered Certificates.                 -------

    99.2      Computational Materials of CS First Boston
              relating to the Offered Certificates                       _______

    99.3      Computational Materials of Morgan Stanley & Co.